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                                                                    EXHIBIT 99.9

DEBTOR:  CRUISE AMERICA TRAVEL, INCORPORATED        CASE NUMBER:  01-10966 (JWV)

                            MONTHLY OPERATING REPORT
                             AS OF NOVEMBER 30, 2002
                                       AND
                            FOR THE MONTH THEN ENDED



In accordance with title 28, section 1746, of the United States Code, I declare under penalty of perjury that Cruise America Travel, Incorporated was inactive for the above referenced period and, to the best of my knowledge, the foregoing is true and correct.






 /s/ STEVE MOELLER
--------------------
Steve Moeller
Director, Accounting